SUBSCRIPTION AGREEMENT

                                       for

                               ES BANCSHARES, INC.
                             A MARYLAND CORPORATION

                    COMMON SHARES, PAR VALUE $0.01 PER SHARE

THE COMMON SHARES ("COMMON SHARES") REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE OFFERING OF COMMON SHARES HAS NOT BEEN REVIEWED OR APPROVED BY ANY FEDERAL OR STATE REGULATORY AUTHORITIES AND IS NOT REGISTERED UNDER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

A PURCHASER OF THE COMMON SHARES MUST BE PREPARED TO BEAR THE ECONOMIC RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND ARE RESTRICTED AS TO TRANSFERABILITY.


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


i

                                TABLE OF CONTENTS



Article I  Purchase; Closing..................................................1
         1.1      Purchase....................................................1
         1.2      Closing.....................................................2

Article II  Representations and Warranties....................................3
         2.1      Disclosure..................................................3
         2.2      Representations and Warranties of the Company...............4
         2.3      Representations and Warranties of the Investor..............7

Article III  Covenants........................................................9
         3.1      Commercially Reasonable Efforts.............................9
         3.2      Expenses....................................................9
         3.3      Publicity...................................................9
         3.4      Further Assurances.........................................10

Article IV  Additional Agreements of the Investor............................10
         4.1      Transfer Restrictions......................................10
         4.2      Legend.....................................................10
         4.3      Rule 144 Reporting ........................................11

Article V  Miscellaneous.....................................................11
         5.1      Survival...................................................11
         5.2      Interpretation.............................................11
         5.3      Amendment..................................................12
         5.4      Waiver of Conditions.......................................12
         5.5      Counterparts and Facsimile.................................12
         5.6      Governing Law; Submission to Jurisdiction, Etc.............12
         5.7      Notices....................................................13
         5.8      Entire Agreement, Etc......................................13
         5.9      Definitions of "Subsidiary" and "Affiliate"................13
         5.10     Severability...............................................14
         5.11     No Third Party Beneficiaries...............................14


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


                                 LIST OF ANNEXES

Annex A
-------

Accredited Investor Questionnaire

                             INDEX OF DEFINED TERMS

                                                                   Location of
Term                                                               Definition
-----------------------------------------------------------------  -------------

Affiliate                                                          5.9(b)
Agreement                                                          Preamble
Bankruptcy Exceptions                                              2.2(d)(1)
Closing                                                            1.2(a)
Closing Date                                                       1.2(a)
Common Shares                                                      Recital A
Company                                                            Preamble
Exchange Act                                                       2.1(b)
FDIC                                                               2.2(a)
Federal Reserve                                                    2.2(h)(2)
GAAP                                                               2.1(a)
Governmental Entities                                              2.1(a)
Hedging Transaction                                                4.1(a)
Investor                                                           Preamble
Knowledge                                                          5.2
Material Adverse Effect                                            2.1(a)
Offering                                                           Recital B
Payment                                                            1.1(b)
Previously Disclosed                                               2.1(b)
Purchase                                                           1.1
Purchased Securities                                               Recital B
Register                                                           4.3(h)
Registrable Securities                                             4.3(h)
Registration Expenses                                              4.3(h)
SEC                                                                2.1(b)
SEC Reports                                                        2.1(b)
Securities Act                                                     2.2(a)
Selling Expenses                                                   4.3(h)
Shelf Registration Statement                                       4.3(a)(2)
Significant Subsidiaries                                           2.2(a)
Significant Subsidiary                                             2.2(a)
Stock Option Plan                                                  2.2(b)(4)
Subsidiary                                                         5.9(a)
Transaction Documents                                              Recital B
Transfer                                                           4.1(a)


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     Subscription  Agreement,   dated  December  31,  2009  (together  with  any
attachments, annexes or exhibits hereto, collectively, this "Agreement"), between ES Bancshares, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), and the Investor listed on the signature page hereof (the "Investor").

                                    Recitals:

     A. The Company. As of the date hereof, the Company has (i) 5,000,000 authorized Common Shares, par value $0.01 per share (the "Common Shares"), of which 1,996,070 shares are outstanding, and (ii) 5,000,000 authorized Preferred Shares, par value $0.01 per share, of which no shares are outstanding.

     B. The Issuance. The Company intends to issue up to 259,678 shares of Common Shares at a price of $5.00 per share in a private placement (the "Offering"), and the Investor intends to purchase from the Company the number of Common Shares indicated on the signature page hereof (collectively, the "Purchased Securities"). For purposes of this Agreement, the term "Transaction Documents" refers collectively to this Agreement and any other documents, agreements and instruments delivered in connection herewith (including prior to the date hereof), in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.

     NOW,   THEREFORE,   in   consideration   of  the   premises,   and  of  the
representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

                                    Article I

                                Purchase; Closing

     1.1    Purchase.
            --------

             (a) Subscription. The Investor hereby irrevocably subscribes to purchase the number of Purchased Securities indicated on the signature page hereof for a period of 30 days from the subscription date, but in no case extending beyond January 31, 2010, in accordance with the terms of this Subscription Agreement (the "Purchase"). To effect such subscription, the Investor shall deliver an executed counterpart of this Agreement, including all Annexes hereto, to the Company or its authorized representative.

             (b) Payment. Together with delivery of an executed counterpart of this Agreement, including all Annexes hereto, the Investor shall deliver and pay in full the aggregate purchase price for the Purchased Securities specified on the signature page hereof (the "Payment") in United States funds, to ES Bancshares, Inc. in the form of (1) a certified or bank cashier's check, in immediately available funds, made payable to "ES Bancshares, Inc." or (2) an immediately available wire transfer to the following account: Empire State Bank ABA #021913862, for credit to ES Bancshares, Inc. #190001150.

             (c) Acceptance. This Agreement shall be effective immediately upon acceptance by the Company of the Investor's executed counterpart of this Agreement and shall thereupon be binding upon the Company. Such acceptance by

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
the Company shall be evidenced only by counter-execution and delivery of this Agreement by the Company, and the Company shall have no obligation hereunder until the Company shall have executed and delivered to the Investor an executed counterpart of this Agreement. The Investor acknowledges and agrees that the Company, in its sole discretion, reserves the right to accept or reject the Purchase, in whole or in part; provided, however, that if the Company rejects the Purchase by notice to the Investor, such rejection shall serve as a termination of this Agreement, and the Investor shall have no further rights or obligations under this Agreement (but any other Transaction Document that expires by its terms as of a different date shall remain in full force and effect).

             (d) Termination.

             (1) This  Agreement  may not be  terminated  by the Investor at any time following the Investor's delivery of an executed counterpart of this Agreement to the Company (even if the Company has not yet accepted or rejected the Purchase).

             (2) Notwithstanding the foregoing, this Agreement may be terminated by either the Company or the Investor upon written notice to the other if the Closing shall not have occurred on or before January 31, 2010.

             (3) In the event of  termination  of this  Agreement as provided in this Section 1.1(c) or (d), (A) this Agreement shall forthwith become void, and there shall be no liability on the part of either party hereto, except that nothing herein shall relieve either party from liability for any willful breach of this Agreement, and (B) the Company shall promptly return any previously delivered Payment to the Investor, without interest.

     1.2    Closing.
            -------

             (a) On the terms and subject to the conditions set forth in this Agreement, the closing of the Purchase (the "Closing") will take place at the offices of special counsel to the Company, Luse Gorman Pomerenk & Schick, PC, 5335 Wisconsin Avenue, NW, Suite 780, Washington, D.C. 20015, at 10:00 a.m., Washington, D.C. time, on December 31, 2009 or as soon as practicable thereafter, but in no event later than January 31, 2010, or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

             (b) At the Closing, the Company will deliver to the Investor the Purchased Securities, as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, registered on the books and records of the Company in such Investor's name.

             (c) The obligation of the Investor to consummate the Closing is also subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of the following condition: the representations and warranties of the Company set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of

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

such representations and warranties to be so true and correct (without giving effect to any qualifiers or exceptions relating to materiality), individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

             (d) The obligation of the Company to consummate the Closing is also subject to the fulfillment (or waiver by the Company) at or prior to the Closing of each of the following conditions:

             (1) (A) the  representations  and  warranties  of the  Investor set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct (without giving effect to any qualifiers or exceptions relating to materiality or Material Adverse Effect (as hereinafter defined)), individually or in the aggregate, does not have and would not reasonably be expected to have a Material Adverse Effect and (B) the Investor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing; and

             (2) the Company shall have  received a certificate  dated as of the
                 Closing Date signed by the Investor or an authorized representative of the Investor certifying compliance with
                 Section 1.2(d)(1).

                                   Article II

                         Representations and Warranties

     2.1    Disclosure.

             (a) "Material  Adverse  Effect" means a material  adverse effect on
(1) the business, results of operation or financial condition of the Company and its subsidiaries taken as a whole; provided that Material Adverse Effect shall not be deemed to include the effects of (A) any facts, circumstances, events, changes or occurrences generally affecting businesses and industries in which the Company operates, companies engaged in such businesses or industries or the economy, or the financial or securities markets and credit markets in the United States or elsewhere in the world, including effects on such businesses, industries, economy or markets resulting from any regulatory or political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism, or work stoppages, (B) changes or proposed changes in generally accepted accounting principles in the United States ("GAAP") or regulatory accounting requirements applicable to depository institutions and their holding companies generally (or authoritative interpretations thereof), (C) changes or proposed changes in banking and other laws of general applicability or related policies or interpretations of all United States governmental or regulatory authorities (collectively,

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

"Governmental Entities"), or (D) changes in the market price or trading volume of Common Shares (it being understood and agreed that the exception set forth in this clause (D) does not apply to the underlying reason giving rise to or contributing to any such change), or (2) the ability of the Company timely to consummate the Purchase and the other transactions contemplated by the Transaction Documents.

             (b) "Previously Disclosed" means information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, or its other reports and forms filed with the Securities and Exchange Commission (the "SEC") under Sections 13(a), 14(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") on or after January 1, 2009 (the "SEC Reports") and prior to the execution and delivery of this Agreement.

             (c) Each party acknowledges that it is not relying upon any representation or warranty not set forth in the Transaction Documents. The Investor acknowledges that it has conducted a review and analysis of the business, assets, condition, operations and prospects of the Company and its subsidiaries, together with the representations and warranties of the Company set forth in the Transaction Documents, which the Investor considers sufficient for purposes of the Purchase.

     2.2 Representations and Warranties of the Company. Except as Previously Disclosed, the Company represents and warrants to the Investor that as of the date hereof and the Closing Date (or such other date specified herein):

             (a) Organization, Authority and Significant Subsidiaries. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and, except as has not had or would not reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and each Subsidiary (as defined in Section 5.10(a)) of the Company that is a "significant subsidiary" within the meaning of Rule 1-01(w) of Regulation S-X under the Securities Act of 1933, as amended (the "Securities Act") (each, a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries") has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. The Company's principal depository institution Subsidiary is duly organized and validly existing as a New York State chartered bank, and its deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation (the "FDIC").

             (b) Capitalization.

             (1) As of the date hereof,  the authorized and outstanding  capital stock of the Company is as set forth in Recital A.

             (2) All of the  outstanding  shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and were not issued in violation of any

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
                 preemptive rights, resale rights, rights of first refusal or similar rights.

             (3) All  of  the  outstanding  shares  of  capital  stock  of  each
                 Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights, and are owned directly or indirectly by the Company, free and clear of all security interests, liens, encumbrances, equities or claims.

             (4) Except for the options  issued  pursuant to Empire State Bank's
                 (the "Bank") 2004 Stock Option Plan (the "Stock Option Plan") and 92,652 warrants issued to organizers of the Bank in connection with the opening of the Bank, there are no options, warrants or other rights, agreements, arrangements or commitments to which the Company is a party or by which the Company is bound relating to the issued or unissued Common Shares of the Company.

             (c) The Purchased Securities. The Purchased Securities will be, as of the Closing Date, duly authorized by all necessary corporate action on the part of the Company and, when issued and delivered as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable, and the issuance thereof will not be subject to any preemptive or similar rights.

             (d)  Authorization  and  Enforceability  of Transaction  Documents.

             (1) The Company has the  corporate  power and  authority to execute and deliver the Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder (which includes the issuance of the Purchased Securities). The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its shareholders, and no further approval or authorization is required on the part of the Company or its shareholders. The Transaction Documents to which the Company is a party are or will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity ("Bankruptcy Exceptions").

             (3) Other than in connection or in compliance  with the  provisions of the Securities Act and the securities or "blue sky" laws of the various states, to the Company's Knowledge without inquiry, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity

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
                 is required to be made or obtained by the Company in connection with the Purchase and the other transactions contemplated by the Transaction Documents.

             (e) Company Financial Statements. The consolidated financial statements of the Company and its subsidiaries (including the related notes and supporting schedules) contained in the SEC Reports present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with GAAP applied on a consistent basis.

             (f) No Material Adverse Effect. Since September 30, 2009, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

             (g) Proceedings. As of the date of this Agreement, there is no litigation or similar proceeding or governmental proceeding pending or, to the Company's Knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that the Company's management believes, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.

             (h) Reports.

             (1) Since  December  31,  2008,  the Company  has timely  filed all documents required to be filed with the SEC pursuant to Sections 13(a), 14(a) and 15(d) of the Exchange Act.

             (2) Since December 31, 2008, the Company and each  Subsidiary  have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Board of Governors of the Federal Reserve System (the "Federal Reserve"), the FDIC, the New York State Banking Department and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. As of their respective dates, each of the foregoing reports complied with all applicable rules and regulations promulgated by the Federal Reserve, the FDIC, the New York State Banking Department and any other applicable foreign, federal or state securities or banking authorities, as the case may be, except for any failures that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

             (i) No General Solicitation or General Advertising. Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Purchased Securities.

             (j) No Integration. The Company has not, directly or indirectly, solicited any offer to buy or offer to sell any Common Shares in a manner that would require the registration of the Purchased Securities pursuant to the Securities Act and has no present intention to solicit any offer to buy or offer to sell any Purchased Securities or any other securities of the Company other than pursuant to (1) this form of Subscription Agreement, (2) a registered public offering of the Purchased Securities and other Common Shares offered and sold in the Offering as contemplated by this form of Subscription Agreement or
(3) the Company's Stock Option Plan or outstanding warrant agreements.

     2.3 Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that as of the date hereof and the Closing Date:

             (a) Organization and Authority. The Investor (1) is a natural person, or (2) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to own its properties and conduct its business as currently conducted.

             (b) Authorization and Enforceability of Transaction Documents. The Investor has the requisite power and authority to execute and deliver the Transaction Documents to which it is a party and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor, and no further approval or authorization is required on the part of the Investor. The Transaction Documents to which the Investor is a party are or will be valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions.

             (c) Ownership. Giving effect to the Purchase, as of the Closing Date, the Investor and all of its Affiliates on an aggregate basis will not beneficially own, control or have the power to vote 10% or more of the outstanding Common Shares. The Investor does not have any agreement, arrangement or understanding with any person (other than the Company and any Permitted Transferee (as defined in Section 4.1(b)(1))) to acquire, dispose of or vote any securities of the Company.

             (d) No Registration; Purchase for Investment; Accredited Investor; Sophistication. The Investor:

             (1) understands  that  the  Purchased   Securities  have  not  been
                 registered under the Securities Act and, therefore, cannot be resold unless they are registered under the Securities Act or

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
                 (without  limitation on the  restrictions  set forth in Article
                 IV) unless an exemption from registration is available;

             (2) understands  that  the  Company  has no  present  intention  to register the resale of the Purchased Securities under the Securities Act of 1933 and is under no duty to do so;

             (3) understands  that  the  Purchased   Securities  have  not  been
                 registered under any United States state securities laws;

             (4) is acquiring the Purchased  Securities pursuant to an exemption from registration under the Securities Act solely for investment and not with a view to any resale or transfer of any of the Purchased Securities to any person;

             (5) confirms that it is aware of the transfer  restrictions  on the
                 Purchased Securities described in Article IV and will not sell or otherwise dispose of any of the Purchased Securities, except in compliance with all of the requirements of Section 4.1;

             (6) confirms that all information that the Investor has provided to the Company concerning the Investor in this Agreement or otherwise is correct and complete;

             (7) is an Accredited  Investor (as that term is defined in Rule 501 under the Securities Act) and has certified to the Company the basis for qualifying as an Accredited Investor on Annex A;

             (8) has such  knowledge  and  experience  in financial and business matters and in  investments  of this type that it is capable of
                 (A) evaluating the merits and risks of the Purchase and of making an informed investment decision and (B) bearing the financial risks of an investment in the Purchased Securities for an indefinite period of time;

             (9) has  conducted  a review of the  business  and  affairs  of the
                 Company  and  the  Bank  that  it  considers   sufficient   and
                 reasonable for purposes of making the Purchase;

             (10) has been  provided  the  opportunity  to ask  questions of and receive answers from representatives of the Company concerning the terms and conditions of the Purchase and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information contained in the SEC Reports;

             (11) has read the SEC Reports carefully, is fully familiar with and understands the contents of the SEC Reports; and

             (12) has not relied on any representation or warranty in connection with the Purchase other than those contained in the Transaction Documents.

             (e) Financial Capability. The Investor has or will have available funds to make the Purchase on the terms and conditions contemplated by this Agreement.

             (f) No Legal, Tax, Accounting or Business Advice. The Investor understands that neither the Company nor any of its agents has given any legal, tax, accounting or business advice regarding the consequences of the Purchase, and the Investor has consulted the Investor's own legal, tax, accounting and business advisors with respect to the Purchase.

             (g) No General Solicitation or General Advertising. Neither the Investor, any of its Affiliates (as defined in Section 5.10(b)) nor any person acting on its or their behalf, has made or will make offers or sales of the Purchased Securities by means of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act).

             (h) Possible Dilutive Effect of Private Placement. The Investor understands that the Company is currently involved in discussions to sell up to 259,678 shares of its common stock at a price of $5.00 per share to up to 35 investors on a private placement basis. Any such sale may have a dilutive effect on the ownership of the Investor. There can be no assurance as to whether the Company will be able to sell any or all of these shares.

             (i) Confidentiality Agreement. The Investor understands and acknowledges that unless expressly set forth in this Agreement, nothing in this Agreement shall supersede the provisions of the Confidentiality Agreement, dated ________ ___, 2009, entered into between the Company and the Investor.

                                   Article III

                                    Covenants

     3.1 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall cooperate fully with the other party to that end, including cooperating in seeking to obtain any consent, authorization or approval that might be required from Governmental Entities.

     3.2 Expenses. Except to the extent otherwise provided in any Transaction Document executed by the Company and the Investor, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

     3.3 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Investor without the prior consent of the Company. The Company shall use commercially reasonable efforts to file with the SEC, as promptly as practicable after counter-execution and delivery of this Agreement by the Company, but no later than the time required by SEC Form 8-K, the material terms of this Agreement and the Offering if that constitutes material non-public information with respect to the Company within the meaning of United States federal securities laws.

     3.4 Further Assurances. Within three days of receipt of a written request from the Company, the Investor agrees to provide such information relevant to the Purchase and to execute and deliver such documents as the Company determines in good faith to be necessary or advisable to comply with any and all laws, regulations and ordinances to which the Company is subject.

                                   Article IV

                      Additional Agreements of the Investor

     4.1    Transfer Restrictions.
            ---------------------

             (a) Restrictions on Transfer. The Investor shall not, directly or indirectly, transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of, or engage in a Hedging Transaction (as hereinafter defined) with respect to (collectively, "Transfer"), any of the Purchased Securities. For purposes of this Agreement, "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Purchased Securities.

             (b)  Permitted  Transfers.   Notwithstanding  Section  4.1(a),  the
Investor and Permitted Transferees (as hereinafter defined) shall be permitted to Transfer any Purchased Securities:

             (1) at any time a Registration  Statement shall be effective and in compliance with the Securities Act and usable for resale of the Purchased Securities; or

             (2) if  in  compliance  with  Rule  144A  or  Rule  144  under  the
                 Securities Act; provided that, if the Investor is an Affiliate of the Company or has been an Affiliate of the Company during the three months preceding the date of such Transfer, any such Transfer shall be subject to approval by the Company in its sole discretion, which approval may be conditioned on the receipt by the Company or its agents or representatives of such information, documentation, opinions or assurances or other agreements as the Company may determine in its sole discretion to be necessary or advisable.

     4.2    Legend.  The  Investor  agrees  that  all  certificates   or   other
instruments representing Purchased Securities will bear a legend substantially to the following effect:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A
REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AS PERMITTED BY, AND IN ACCORDANCE WITH, A SUBSCRIPTION AGREEMENT, DATED DECEMBER 31, 2009, BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, IN A TRANSACTION COMPLYING WITH RULE 144A OR RULE 144 UNDER SUCH ACT AND AN EXEMPTION UNDER SUCH LAWS. THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF THE SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID."

     4.3 Rule 144 Reporting. With a view to making available to the Investor or a Permitted Transferee the benefits of certain rules and regulations of the SEC which may permit the sale of the Purchased Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

             (1) remain in compliance with the reporting  obligations  under the
                 Exchange Act; and

             (2) so long as the Investor or such Permitted  Transferee  owns any
                 Purchased Securities, furnish to the Investor or such Permitted Transferee promptly upon request a written statement by the Company as to its compliance with the reporting requirements under Exchange Act.

                                    Article V

                                  Miscellaneous

     5.1 Survival. The representations and warranties of the Company contained in this Agreement shall not survive after the Closing Date, at which time such representations and warranties shall expire. The representations and warranties of the Investor contained in this Agreement shall survive until the date two years after the Closing Date, at which time such representations and warranties shall expire; provided that the representations and warranties made in Sections 2.3(a) and (b) shall survive the Closing until the expiration of the applicable statute of limitations.

     5.2 Interpretation. When a reference is made in this Agreement to "Recitals," "Articles," "Sections" or "Annexes," such reference shall be to a Recital, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "contained in" shall be deemed to mean "set forth in or incorporated by reference into," and the words "contain" and "contains" shall have corresponding meanings. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation including any successor to the section. All references to the "Knowledge" of the Company mean the actual knowledge of the Chief Executive Officer or Chief Financial Officer of the Company; all references to the "Knowledge" of the Investor mean the actual knowledge of the "executive officers" (as defined in Rule 3b-7 under the Exchange Act) of the Investor (or, if the Investor is a natural person, the Investor himself or herself). For the avoidance of doubt, at any time when this Agreement requires a calculation of the number or percentage of shares of Common Shares owned or controlled by a person, the number of shares of Common Shares underlying any convertible or exchangeable securities beneficially owned or controlled by such person are to be included as if such securities were fully converted in the hands of such person as of that time.

     5.3 Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

     5.4 Waiver of Conditions. The conditions to the Company's obligation to consummate the Purchase are for the sole benefit of the Company and may be waived by the Company in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the Company that makes express reference to the provision or provisions subject to such waiver.

     5.5 Counterparts and Facsimile. This Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or electronically scanned, and such facsimiles or electronic scans will be deemed as sufficient as if actual signature pages had been delivered.

     5.6 Governing Law; Submission to Jurisdiction, Etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. In connection with any dispute, controversy or claim arising out of or relating to the Transaction Documents, or the validity, interpretation, breach or termination of any such Transaction Documents, including claims seeking redress or asserting rights under any law, each of the parties hereto agrees (a) to submit to the personal jurisdiction of the State or Federal courts in the New York Counties of Orange and Ulster, (b) that exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York and
(c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 5.8.

     5.7 Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested). All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

             (A) If to the Investor,  to the person and the address indicated on the signature page to this Agreement.

             (B) If to the Company:

                 ES Bancshares, Inc.
                 68 North Plank Road
                 Newburgh, New York 12550
                 Attention: Philip Guarnieri, President and Co-Chief Executive Officer
                 E-Mail:  pguarnieri@esbna.com
                 Facsimile: (845) 451-7878


                 with a copy to:

                 Luse Gorman Pomerenk & Schick, PC
                 5335 Wisconsin Avenue, NW, Suite 780
                 Washington, D.C. 20015
                 Attention: Kip Weissman, Esq.
                 E-Mail:    kweissman@luselaw.com
                 Facsimile: (202) 362-2902

     5.8 Entire Agreement, Etc. (a) This Agreement, the other Transaction Documents executed and delivered on the date hereof and the confidentiality letter agreement, as amended, and entered into between the Company and the Investor, constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof, and (b) this Agreement will not be assignable by any party without the prior written consent of the other party (any attempted assignment in contravention hereof being null and void ab initio). The Investor agrees to treat all confidential information provided by the Company in connection with the transactions contemplated by the Transaction Documents as Proprietary Information under the confidentiality provisions of the aforementioned confidentiality letter agreement.

     5.9    Definitions of "Subsidiary" and "Affiliate".
            -------------------------------------------

             (a) When a reference is made in this Agreement to a Subsidiary of a person, the term "Subsidiary" means those corporations, banks, savings banks, associations and other entities of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

             (b) The term "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, "control" when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

     5.10 Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     5.11 No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor, any benefits, rights, or remedies.

                     [The next page is the signature page.]

     In Witness Whereof, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

                                            ES Bancshares, Inc.


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


INVESTOR:
          ------------------------------
Address:


By:
    ------------------------------------
    Name:
    Title:

Common Shares Subscribed For:
                                             ----------------------------------

Aggregate Purchase Price Delivered Herewith:
                                             ----------------------------------